Exhibit 99.68

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  January, 1999
           Series 1998-24, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.303593
                                                        ----------------------
       Weighted average maturity                                       355.32
                                                        ----------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                 Principal
            Principal Per     Prepayments Per   Interest Per
      Class  Certificate        Certificate      Certificate  Payout Rate
      -----  -----------        -----------      -----------  -----------
       R    $  0.00000000     $   0.00000000  $  0.00000000   % 0.00000000
       PO   $  5.23718216     $   4.28928720  $  0.00000000   % 0.00000000
       A1   $ 17.96221364     $  14.99930782  $  4.85297349   % 6.25000001
       A2   $  0.00000000     $   0.00000000  $  5.20833341   % 6.25000009
       A3   $ 15.24064848     $  12.72667072  $  4.90681373   % 6.25000006
       A4   $  0.00000000     $   0.00000000  $  5.41666493   % 6.49999792
       A5   $  0.00000000     $   0.00000000  $  5.20833343   % 6.25000011
       A6   $  0.00000000     $   0.00000000  $  5.41666842   % 6.50000210
       A7   $  0.00000000     $   0.00000000  $  5.62500092   % 6.75000110
       A8   $  0.00000000     $   0.00000000  $  5.00000000   % 6.00000000
       A9   $  0.00000000     $   0.00000000  $  5.41666911   % 6.50000293
       A10  $  0.00000000     $   0.00000000  $  5.00000000   % 6.00000000
       M    $  0.78714417     $   0.00000000  $  5.20440337   % 6.25000029
       B1   $  0.78714539     $   0.00000000  $  5.20440426   % 6.25000135
       B2   $  0.78714184     $   0.00000000  $  5.20440426   % 6.25000133
       B3   $  0.78714691     $   0.00000000  $  5.20440028   % 6.24999658
       B4   $  0.78714894     $   0.00000000  $  5.20439716   % 6.24999281
       B5   $  0.78714306     $   0.00000000  $  5.20440045   % 6.24999681

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $      N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       82,880.70
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $  331,230,047.85
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,034
                                                                 ---------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance         Cusip
-----         -------          -----------------       -------         -----
R    $                  0.00  $             0.00  $            0.00  36157RXJ9
PO   $             11,966.63  $        11,903.81  $          992.40  GEC9824PO
A1   $        161,287,587.65  $   158,178,366.19  $          913.81  36157RWY7
A2   $         21,409,000.00  $    21,409,000.00  $        1,000.00  36157RWZ4
A3   $         81,036,381.26  $    79,725,441.64  $          926.87  36157RXA8
A4   $          2,165,133.00  $     2,165,133.00  $        1,000.00  36157RXB6
A5   $         35,246,000.00  $    35,246,000.00  $        1,000.00  36157RXC4
A6   $          2,138,907.00  $     2,138,907.00  $        1,000.00  36157RXD2
A7   $          3,409,939.00  $     3,409,939.00  $        1,000.00  36157RXE0
A8   $          6,819,878.00  $     6,819,878.00  $        1,000.00  36157RXF7
A9   $          2,048,316.00  $     2,048,316.00  $        1,000.00  36157RXG5
A10  $          6,352,356.00  $     6,352,356.00  $        1,000.00  36157RXH3
SUP  $        334,577,519.49  $   330,149,518.24  $          939.59  GE9824SUP
M    $          6,515,080.02  $     6,509,947.84  $          998.46  36157RXK6
B1   $          2,817,872.03  $     2,815,652.28  $          998.46  36157RXL4
B2   $          1,408,936.02  $     1,407,826.15  $          998.46  36157RXM2
B3   $          1,407,936.77  $     1,406,827.68  $          998.46  36157RXN0
B4   $            704,468.01  $       703,913.07  $          998.46  36157RXP5
B5   $            881,334.21  $       880,639.95  $          998.46  36157RXQ3

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             14       Principal Balance      $   4,440,510.65
                               --------                            -------------
       2.   60-89 days
            Number             0        Principal Balance      $           0.00
                               --------                            -------------
       3.   90 days or more
            Number             0        Principal Balance      $           0.00
                               --------                            -------------
       4.   In Foreclosure
            Number             0        Principal Balance      $           0.00
                               --------                            -------------
       5.   Real Estate Owned
            Number             0        Principal Balance      $           0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $           0.00
                                                                     -----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                     -----------